Pruco Life Insurance Company	Jordan K. Thomsen Vice President and Corporate Counsel Pruco Life Insurance Company 213 Washington Street Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com March 11, 2022

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company (“Depositor”)
Pruco Life Variable Universal Account (“Registrant”) (File No. 811-05826)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Universal Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending December 31, 2021 are available online to contract owners in accordance with Rule 30e-3 under the Act.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
Calvert Variable Products, Inc.	811-04000
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable US Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Variable Insurance Products Fund II (Fidelity Variable Insurance Products Fund II)	811-05511
Variable Insurance Products Fund III (Fidelity Variable Insurance Products Fund III)	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Fund Trust	811-21853
ProFunds VP	811-08239
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623
If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen
VIA EDGAR